UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 19, 2017

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 19, 2017, the Company appointed Annette L. Such, Vice President, Finance and Chief Accounting Officer of Amgen Inc. (the “Company”), to serve as Vice President and Chief Audit Executive, effective upon the filing of the Company’s second quarter 2017 Form 10-Q with the Securities and Exchange Commission (the “Form 10-Q”). Therefore, upon the filing of such Form 10-Q, Ms. Such will step down as the Company’s Chief Accounting Officer and will no longer serve as the Company’s principal accounting officer. In connection with this change, David W. Meline, the Company’s Executive Vice President and Chief Financial Officer, in addition to his other roles, will act as the Company’s principal accounting officer until such time as a new Chief Accounting Officer is appointed.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2017. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 13 nominees for director were elected to serve a one-year term expiring at the Company’s 2018 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non- Votes
Dr. David Baltimore	560,681,690	11,569,736	672,700	89,370,620
Mr. Robert A. Bradway	541,922,920	26,423,955	4,577,251	89,370,620
Mr. François de Carbonnel	567,773,043	4,434,846	716,237	89,370,620
Mr. Robert A. Eckert	565,820,644	5,552,346	1,551,136	89,370,620
Mr. Greg C. Garland	546,403,659	24,960,225	1,560,242	89,370,620
Mr. Fred Hassan	562,810,349	8,559,970	1,553,807	89,370,620
Dr. Rebecca M. Henderson	568,261,654	3,150,978	1,511,494	89,370,620
Mr. Frank C. Herringer	556,418,546	14,956,642	1,548,938	89,370,620
Mr. Charles M. Holley, Jr.	567,938,492	3,405,569	1,580,065	89,370,620
Dr. Tyler Jacks	568,154,332	3,250,126	1,519,668	89,370,620
Ms. Ellen J. Kullman	566,073,220	5,314,160	1,536,746	89,370,620
Dr. Ronald D. Sugar	562,496,610	8,872,392	1,555,124	89,370,620
Dr. R. Sanders Williams	567,467,447	3,915,414	1,541,265	89,370,620

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017. No Broker Non-Votes resulted from the vote on this proposal.

For:	647,680,187
Against:	13,431,115
Abstain:	1,183,444

Item 3 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	544,333,658
Against:	25,622,131
Abstain:	2,968,337
Broker Non-Votes:	89,370,620

Item 4 - Advisory Vote on the Frequency of Future Stockholder Advisory Votes to Approve Executive Compensation

One year was selected for the advisory vote on the advisory vote on the frequency of future stockholder advisory votes to approve executive compensation based upon the following votes:

One Year:	521,101,391
Two Years:	1,305,790
Three Years:	49,371,187
Abstain:	1,145,758
Broker Non-Votes:	89,370,620

Consistent with our Board of Directors’ recommendation in our 2017 Proxy Statement and the vote of our stockholders, our Board of Directors has determined that the stockholder advisory vote on executive compensation will occur on an annual basis (every “one year”).

Item 5 – Stockholder Proposal to Adopt Majority Votes Cast Standard for Matters Presented by Stockholders

The stockholder proposal to adopt majority votes cast standard for matters presented by stockholders was not approved.

For:	34,995,316
Against:	532,630,625
Abstain:	5,298,185
Broker Non-Votes:	89,370,620

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.
Date: May 22, 2017
	By:	/s/ Jonathan P. Graham
	Name:	Jonathan P. Graham
	Title:	Senior Vice President, General Counsel and Secretary

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